DELAWARE(SM)                                 Delaware Tax-Free Pennsylvania Fund
INVESTMENTS                                    Delaware Tax-Free New Jersey Fund
------------                                         Delaware Tax-Free Ohio Fund

Tax-Exempt Income


                               [GRAPHIC OMITTED]


2000 ANNUAL REPORT

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   =========================================

TABLE OF CONTENTS
==================

Letter to Shareholders                             1

Portfolio Management
Review                                             3

Performance Summary

  Delaware Tax-Free
  Pennsylvania Fund                                7

  Delaware Tax-Free
  New Jersey Fund                                  8

  Delaware Tax-Free
  Ohio Fund                                        9

Financial Statements

  Statements of Net Assets                        10

  Statements of Assets and
  Liabilities                                     18

  Statements of Operations                        19

  Statements of Changes in
  Net Assets                                      20

  Financial Highlights                            21

  Notes to Financial
  Statements                                      25

  Report of Independent
  Auditors                                        28

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years'
    experience.
[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.
[ ] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
[ ] We believe consistent processes are the best way to seek consistent investment performance.
[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity               o High-yield bonds
    o Mid-cap equity                 o Investment grade bonds
    o Small-cap equity               o Municipal bonds (24 single-state funds)
    o International equity           o International fixed-income
    o Balanced
[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C) Delaware Distributors, L.P.

Dear Shareholder

March 22, 2000

Recap of Events - Economic activity in the United States continues to surpass expectations. An improving global economic outlook continued to reduce demand for U.S. government debt over the last six months, pushing U.S. bond prices lower and yields significantly higher.

The booming stock market, however, did heighten inflationary concerns during our fiscal period. The Federal Reserve responded by raising interest rates five times between June 30, 1999 and March 21, 2000. As of this writing the federal funds target rate on overnight loans between banks stands at 6.00%, its highest level in more than four years. The Federal Reserve's actions have been directed at slowing the economy and pre-empting inflation before it takes root.

Municipal bonds weathered the turbulent fixed-income arena somewhat better than U.S Treasuries during the past municipal year. Municipal bond yields steadily increased throughout this period, but municipal bond prices fluctuated less than Treasuries (Source: Bloomberg). When bond yields rise, their prices generally fall.

As of February 29, 2000 the 30-year U.S. Treasury bond yield stood at 6.16%, while 30-year U.S. AAA-rated general obligation municipal bonds closed at 5.90% (Source: Bloomberg). For investors in the 28% tax bracket, a 5.90% tax-free yield would be equivalent to an 8.19% yield on a taxable investment, surpassing that of the 30-year Treasury.

Delaware Tax-Free Pennsylvania, New Jersey and Ohio Funds - As yields rose, municipal bonds generally lost value for the twelve months ending February 29, 2000. Our tax-free municipal bond funds in Pennsylvania, New Jersey and Ohio were no exception - all three Funds finished the year lower than where they started.

A longer-than-average duration was the primary reason Delaware's Tax-Free New Jersey and Ohio Funds had such a difficult time preserving capital. In Pennsylvania, credit concerns in the health care industry reduced the value of some Delaware Tax-Free Pennsylvania Fund holdings in that sector. Please see the Portfolio Management Review for a detailed discussion of each Fund's performance.

"MUNICIPAL BONDS

WEATHERED THE

TURBULENT FIXED-INCOME

ARENA SOMEWHAT BETTER

THAN U.S TREASURIES

DURING THE PAST YEAR."

"ALTHOUGH STOCKS HAVE

RECENTLY CAPTURED

MORE INVESTOR

ATTENTION AND

A LARGER SHARE OF

THEIR ASSETS,

WE BELIEVE FIXED-INCOME

INVESTMENTS PLAY

AN IMPORTANT ROLE

IN WELL-BALANCED

PORTFOLIOS."

[GRAPHIC OMITTED]

Market Outlook - Although stocks have recently captured more investor attention and a larger share of their assets, we believe fixed-income investments play an important role in well-balanced portfolios. Looking forward, we believe bonds may remain in the shadow of stocks as long as economic growth continues in 2000. However, tax-exempt bonds, which your Fund holds, offer several advantages that make them an attractive long-term option for many investors including:

o Current income that is free from federal, and in the case of the Delaware Tax-Free Pennsylvania, New Jersey and Ohio Funds, free of certain state and local taxes as well.

o A wide range of choices to meet your investment objectives with regard to investment quality, maturity, type of bond and geographical location.

We realize that the past 12 months have been a difficult period for fixed-income investors. We applaud you for remaining committed to your investment plan and thank you for your continued confidence in Delaware Investments.

Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Average Total Returns

For Period Ended February 29, 2000                                      One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund Class A                              -5.18%
--------------------------------------------------------------------------------
Lipper Pennsylvania Municipal Bond Fund Average (60 Funds)               -4.81%
--------------------------------------------------------------------------------
Delaware Tax-Free New Jersey Fund Class A                                -7.68%
--------------------------------------------------------------------------------
Lipper New Jersey Municipal Bond Fund Average (59 Funds)                 -4.67%
--------------------------------------------------------------------------------
Delaware Tax-Free Ohio Fund Class A                                      -7.37%
--------------------------------------------------------------------------------
Lipper Ohio Municipal Bond Fund Average (51 Funds)                       -3.99%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                     -2.08%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 7, 8 and 9. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper Analytical. (Source: Lipper Analytical Services, Inc.). The unmanaged Lehman Brothers Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results. Unlike Treasuries, the U.S. government does not guarantee principal and interest payments of municipal bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                          ===========================
Patrick P. Coyne
Senior Portfolio Manager

Mitchell L. Conery
Senior Portfolio Manager

March 22, 2000

"WHILE HIGHER INTEREST

RATES WERE PUSHING

MUNICIPAL BOND PRICES

LOWER, REDUCED

SUPPLY HELPED RELIEVE

ANOTHER POTENTIAL

SOURCE OF DOWNWARD

PRICE PRESSURE."

The Funds' Results
Over the past twelve months, the market environment for fixed-income investments has been extremely difficult. The U.S. economy continued to expand rapidly without any appreciable inflation, drawing substantial investor attention to stocks of large, growing companies and technology companies. Shortly after the start of your Fund's fiscal year in March 1999, equity markets as measured by the Dow Jones Industrial Average and the S&P 500 reached all-time highs.

Global economies were growing as well, convincing investors that the worst of the 1998 Asian recession was over and reducing the appeal of U.S. government debt. As countries emerged from their slowdown, demand for some U.S. goods and services began to pick up, creating concerns over inflation and higher interest rates.

While higher interest rates were pushing municipal bond prices lower, reduced supply helped relieve another potential source of downward price pressure. More than $225 billion in new municipal bonds were issued during calendar 1999. This was substantially less than the near record $285 billion sold during 1998. Still, demand for municipal bonds was not nearly sufficient to meet the available supply. The states of Pennsylvania, New Jersey and Ohio were three of the nation's more aggressive bond issuers in 1999, ranking 6th, 7th and 9th respectively in bond sales (Source: The Bond Buyer).

As the end of calendar year 1999 approached, investors seemed to be concerned about the potential tax burden created by the appreciation of their equity investments. In some cases, these investors attempted to offset equity gains by redeeming shares of their municipal bond funds at a loss. According to the Investment Company Institute, municipal bond mutual funds experienced $12.0 billion in redemptions during the fourth quarter of 1999. Redemptions remained relatively heavy during January and February of 2000. This magnified the imbalance between supply and demand and further reduced the value of most municipal bonds.

Delaware Tax-Free Pennsylvania Fund
Against this challenging economic backdrop for municipal bond funds, Delaware Tax-Free Pennsylvania Fund had a disappointing total return of -5.18% (Class A shares at net asset value with distributions reinvested) for the 12 months ended February 29, 2000. We were somewhat less successful than our peers in the Lipper Pennsylvania Municipal Bond Fund Average at preserving capital during the period.

A key reason for the underperformance was the length of the Fund's duration. Duration, which measures a bond's sensitivity to fluctuating interest rates, is a key factor in municipal bond performance. During the first six months of your Fund's fiscal year, we modestly extended our duration by purchasing longer term bonds, which generally offered higher yields.

Delaware Tax-Free

Pennsylvania Fund

Portfolio Characteristics

February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                                  4.83%
--------------------------------------------------------------------------------
Average Effective Duration**                                          8.24 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                        14.82 years
--------------------------------------------------------------------------------
Portfolio Turnover                                                           38%
--------------------------------------------------------------------------------
  * For Class A shares measured according to Securities and Exchange Commission
    (SEC) Guidelines. Current 30-day SEC yield for Class B and Class C shares was 4.22%.
 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rates.
*** Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

[GRAPHIC OMITTED]

Delaware Tax-Free Pennsylvania Fund (continued)
The Fund's duration continued to extend throughout the second half of the year, largely due to higher interest rates. Usually the duration of a callable bond is based on the first date that it is likely to be redeemed by the issuer. When interest rates go down, issuers often redeem their bonds prior to maturity and issue new bonds at lower rates to save money. Issuers normally pay a premium price to call a bond prior to maturing. When rates increase, however, there is less chance that bonds will be redeemed prior to maturity. This means that their effective duration increases, getting closer to the stated maturity of the bond, which lowers the bond's value.

Health care bonds were another area of concern for the Fund. As of February 29, 2000, more than 18% of Delaware Tax-Free Pennsylvania Fund's assets were invested in health care bonds. This sector has historically provided an attractive yield, however, since the widely publicized bankruptcy of Allegheny Health Systems in 1998, investors have been less interested in hospital bonds. During the past year, we avoided potential credit concerns by selling bonds issued by the University of Pennsylvania and Temple University hospitals. We plan to continue to selectively reduce your Fund's health care allocation in the coming year.

Delaware Tax-Free Pennsylvania Fund's Top 10 Sectors
February 29, 2000

Sector                                                  Percentage of Net Assets
--------------------------------------------------------------------------------
Pre-Refunded/Escrowed to Maturity                                24.73%
--------------------------------------------------------------------------------
Hospitals                                                        18.44%
--------------------------------------------------------------------------------
Pollution Control                                                12.48%
--------------------------------------------------------------------------------
Higher Education                                                 12.26%
--------------------------------------------------------------------------------
Miscellaneous                                                     8.08%
--------------------------------------------------------------------------------
Housing                                                           5.34%
--------------------------------------------------------------------------------
Industrial Development                                            4.95%
--------------------------------------------------------------------------------
School District                                                   2.61%
--------------------------------------------------------------------------------
Waste Disposal                                                    2.41%
--------------------------------------------------------------------------------
Water & Sewer                                                     2.39%
--------------------------------------------------------------------------------

Delaware Tax-Free New Jersey Fund
Over the last 12 months we struggled to preserve principal as rising interest rates reduced the value of many of Delaware Tax-Free New Jersey Fund holdings. A longer-than-average duration was the primary obstacle to more competitive performance.

Since the Fund's inception in 1997, we have generally maintained an extended duration to build a portfolio that delivers an attractive yield for our investors. To accomplish this we invested significantly in longer term bonds, which offered higher income potential in return for taking the chance that rising interest rates would reduce the bond's price. While this strategy allowed us to provide a

Delaware Tax-Free

New Jersey Fund

Portfolio Characteristics

February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
  Before Expense Limitation                                                4.27%
  After Expense Limitation                                                 5.11%
--------------------------------------------------------------------------------
Average Effective Duration**                                         11.03 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                        20.06 years
--------------------------------------------------------------------------------
Portfolio Turnover                                                           14%
--------------------------------------------------------------------------------
  * For Class A shares measured according to Securities and Exchange Commission
    (SEC) Guidelines. Current 30-day SEC yield for Class B shares was 4.50% (3.70% before expense limitation) and Class C shares was 4.49% (3.69% before expense limitation).
 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rates.
*** Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

Delaware Tax-Free New Jersey Fund (continued) competitive yield, rising interest rates over the past year reduced the appeal of long-term debt. This lowered the value of our long-term bonds and made it difficult for us to shorten our duration.

Although the actual inflation rate has remained relatively benign, persistent inflation concerns and rising interest rates during the Fund's fiscal year resulted in a disappointing total return of -7.68% (Class A shares at net asset value with distributions reinvested). This was less than the return of other municipal bond funds in the Lipper New Jersey Municipal Bond Fund Average.

Nationally, new municipal bond issues fell significantly in 1999. New Jersey, however, continued to offer bonds at a brisk pace. In fact, new municipal bond sales fell only 1.7% in calendar 1999 compared to a national decline of more than 21% (Source: The Bond Buyer). This heavy new supply during a period of lackluster investor demand also contributed to your Fund's weak return.

New Jersey, like many other states, is enjoying a period of growth and economic prosperity. High-tech industries, in particular, have taken a firm root in the northern part of the Garden State, which is now being called a new "Silicon Valley." This points to continued economic strength, which we believe will help support the income paying ability of New Jersey municipalities in the future.

Delaware Tax-Free New Jersey Fund's Top 10 Sectors
February 29, 2000

Sector                                                  Percentage of Net Assets
--------------------------------------------------------------------------------
Water & Sewer                                                    25.12%
--------------------------------------------------------------------------------
Higher Education                                                 17.52%
--------------------------------------------------------------------------------
School District                                                  13.85%
--------------------------------------------------------------------------------
Hospitals                                                         8.71%
--------------------------------------------------------------------------------
Territorial                                                       8.03%
--------------------------------------------------------------------------------
Miscellaneous                                                     7.23%
--------------------------------------------------------------------------------
Airports                                                          6.08%
--------------------------------------------------------------------------------
Parking                                                           4.44%
--------------------------------------------------------------------------------
Ports & Harbors                                                   3.13%
--------------------------------------------------------------------------------
Housing                                                           1.15%
--------------------------------------------------------------------------------

Delaware Tax-Free Ohio Fund
Delaware Tax-Free Ohio Fund provided a disappointing total return of -7.37% (Class A shares at net asset value with distributions reinvested) for the 12 months ended February 29, 2000, falling short of the Lipper Ohio Municipal Bond Fund Average. Similar to our tax-free fund in New Jersey, performance suffered primarily due to the Fund's longer average duration.

Delaware Tax-Free

Ohio Fund

Portfolio Characteristics

February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
  Before Expense Limitation                                                3.93%
  After Expense Limitation                                                 5.18%
--------------------------------------------------------------------------------
Average Effective Duration**                                          9.28 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                        17.30 years
--------------------------------------------------------------------------------
Portfolio Turnover                                                           42%
--------------------------------------------------------------------------------
  * For Class A shares measured according to Securities and Exchange Commission
    (SEC) Guidelines. Current 30-day SEC yield for Class B shares was 4.63% (3.33% before expense limitation), and Class C shares was 4.63% (3.33% before expense limitation).
 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rates.
*** Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

[GRAPHIC OMITTED]

Delaware Tax-Free Ohio Fund (continued)
Due to their long duration, a large percentage of the bonds in Delaware Tax-Free Ohio Fund are currently priced at a "discount," well below their par value. When bonds are bought for less than their original issue price the investor must pay taxes on the appreciation between their purchase price and their par value when the bond matures. Investors were reluctant to assume this potential tax burden, which reduced demand for some of our bonds, contributing to the Fund's disappointing annual return.

Ohio was the first state to impose an income tax on residents and remains a relatively high-tax state. In 1999, Ohio ranked 14th nationally in terms of state and local taxes as a percentage of income (Source: The Tax Foundation). Despite our recent results, we believe this points to strong demand for tax-exempt income in the state.

Delaware Tax-Free Ohio Fund's Top 10 Sectors
February 29, 2000

Sector                                                  Percentage of Net Assets
--------------------------------------------------------------------------------
Pollution Control                                                24.80%
--------------------------------------------------------------------------------
Airports                                                         13.35%
--------------------------------------------------------------------------------
Transportation                                                    7.98%
--------------------------------------------------------------------------------
Higher Education                                                  7.35%
--------------------------------------------------------------------------------
Waste Disposal                                                    6.65%
--------------------------------------------------------------------------------
Territorial                                                       6.38%
--------------------------------------------------------------------------------
School District                                                   5.73%
--------------------------------------------------------------------------------
Housing                                                           5.02%
--------------------------------------------------------------------------------
Miscellaneous                                                     4.70%
--------------------------------------------------------------------------------
Pre-Refunded                                                      4.12%
--------------------------------------------------------------------------------

Outlook
Rising interest rates during your Fund's fiscal year seem to have had little impact on the robust U.S. economy, which shows no indication of slowing. The Federal Reserve has demonstrated a commitment to keeping inflation in check, which suggests that more interest rate hikes are possible.

However, despite continued U.S. economic growth, inflation has remained surprisingly benign. Labor productivity gains appear to be the key that allows the economy to expand without significant inflation. In calendar 1999, according to the U.S. Department of Labor, U.S. employers continued to find ways to get more work done without increasing their labor costs. Despite a tight job market, labor costs in 1999 declined in both the third and fourth quarters, largely due to productivity gains.

The positive news for municipal bond investors is that we are now finding many opportunities to invest in attractive municipal bonds at compelling prices. Credit quality remains very solid in the municipal bond markets. Given their current value, relatively high credit quality and tax-exempt income, we think municipal bonds offer an attractive long-term investment that can help diversify portfolios that are heavily allocated to equities.

FUND BASICS
===========

Fund Objective
Seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with preservation of capital.

Total Fund Assets
$758 million

Number of Holdings
112

Fund Start Date
March 23, 1977

Your Funds' Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York in Albany. Prior to joining Delaware Investments in 1997, he served as a Municipal Bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1989.

NASDAQ Symbols
Class A  DELIX
Class B  DPTBX
Class C  DPTCX

DELAWARE TAX-FREE PENNSYLVANIA FUND PERFORMANCE
===============================================

Performance of a $10,000 Investment
February 28, 1990 through February 29, 2000

----- Lehman Brothers Muncipal Bond Index
----- Delaware Tax-Free New Jersey Fund Class A
----- U.S. Consumer Price Index
                                                                                       Lehman
                                                                                     Brothers
      Tax-Free PA                                             Consumer Price Index-Municipals
      Period End       Market Value    NAV      Period End    Value                  Value
      2/28/90             $ 9,630      7.8        2/28/90    $10,000                $10,000
      2/28/91             $10,327      7.8        2/28/91    $10,531                $10,922
      2/29/92             $11,474     8.11        2/29/92    $10,828                $12,013
      2/28/93             $12,988     8.63        2/28/93    $11,180                $13,666
      2/28/94             $13,718     8.61        2/28/94    $11,461                $14,423
      2/28/95             $13,843     8.18        2/28/95    $11,789                $14,695
      2/29/96             $15,237     8.46        2/29/96    $12,102                $16,318
      2/28/97             $15,900     8.24        2/28/97    $12,469                $17,217
      2/28/98             $17,123     8.42        2/28/98    $12,648                $18,790
      2/28/99             $17,918     8.29        2/28/99    $12,852                $19,945
      2/29/00             $16,986     7.46        2/29/00    $13,258                $19,495
Total                     $16,986                            $13,258                $19,495
                                            Total

Chart assumes $10,000 invested on February 28, 1990. Fund performance includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other fund classes will vary due to different charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Total Returns
Through February 29, 2000                                Lifetime   Ten Years   Five Years    One Year
-------------------------------------------------------------------------------------------------------
  Class A (Est. 3/23/77)
     Excluding Sales Charge                               +6.06%      +5.85%      +4.20%       -5.18%
     Including Sales Charge                               +5.89%      +5.45%      +3.40%       -8.70%
-------------------------------------------------------------------------------------------------------
  Class B (Est. 5/2/94)
     Excluding Sales Charge                               +3.37%                  +3.37%       -5.94%
     Including Sales Charge                               +3.24%                  +3.05%       -9.54%
-------------------------------------------------------------------------------------------------------
  Class C (Est. 11/29/95)
     Excluding Sales Charge                               +2.13%                               -5.94%
     Including Sales Charge                               +2.13%                               -6.84%
-------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charge, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge, and for periods after June 1, 1992 a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

FUND BASICS
===========

Fund Objective
Seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

Total Fund Assets
$4 million

Number of Holdings
41

Fund Start Date
September 2, 1997

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

NASDAQ Symbols
Class A  DPJAX
Class B  DPJBX
Class C  DPJCX

[GRAPHIC OMITTED]

DELAWARE TAX-FREE NEW JERSEY FUND PERFORMANCE
=============================================

Performance of a $10,000 Investment
September 2, 1997 through February 29, 2000
-----------------------------------------------------------
----- Lehman Brothers Muncipal Bond Index
----- U.S. Consumer Price Index
----- Delaware Tax-Free New Jersey Fund Class A

                                  Lehman
                Consumer          Brothers     Delaware Tax
                Price Index-US    Municipals   Free-NJA
Period End      Value             Value        Market Value
Sep-97             $10,000         $10,000       $ 9,620
Nov-97             $10,019         $10,123       $ 9,765
Feb-98             $10,043         $10,380       $10,013
May-98             $10,099         $10,506       $10,182
Aug-98             $10,136         $10,737       $10,414
Nov-98             $10,174         $10,909       $10,583
Feb-98             $10,205         $11,018       $10,607
May-99             $10,310         $11,002       $10,514
Aug-99             $10,366         $10,796       $10,054
Nov-99             $10,440         $10,792       $ 9,892
Feb-00             $10,527         $10,770       $ 9,790
 Total             $10,527         $10,770       $ 9,790

Chart assumes $10,000 invested on September 2, 1997. Fund performance includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other fund classes will vary due to different charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Total Returns
Through February 29, 2000                                Lifetime    One Year
--------------------------------------------------------------------------------
  Class A (Est. 9/2/97)
     Excluding Sales Charge                               +1.36%      -7.68%
     Including Sales Charge                               -0.15%     -11.08%
--------------------------------------------------------------------------------
  Class B (Est. 9/2/97)
     Excluding Sales Charge                               +0.42%      -8.38%
     Including Sales Charge                               -0.69%     -11.90%
--------------------------------------------------------------------------------
  Class C (Est. 9/2/97)
     Excluding Sales Charge                               +0.24%      -8.37%
     Including Sales Charge                               +0.24%      -9.25%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charge, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes during the period. Performance would have been lower if the expense limitation was not in effect.

Fund Basics
===========


Fund Objective
Seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

Total Fund Assets
$2 million

Number of Holdings
22

Fund Start Date
September 2, 1997

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

NASDAQ Symbols
Class A  DPOAX
Class B  DPOBX
Class C  DPOCX


DELAWARE TAX-FREE NEW JERSEY FUND PERFORMANCE
=============================================

Performance of a $10,000 Investment
September 2, 1997 through February 29, 2000
--------------------------------------------------------------------------------
----- Lehman Brothers Muncipal Bond Index
----- U.S. Consumer Price Index
----- Delaware Tax-Free Ohio Fund Class A

Growth of a $10,000 Investment
Ohio

Fund Name                         Sep-97   Nov-98   Feb-98   May-98   Aug-98   Nov-98   Feb-99   May-99   Aug-99   Nov-99   Feb-00
Delaware Tax Free Ohion Fund    $ 9,620   $ 9,767  $10,071   $10,173  $10,395  $10,462  $10,587  $10,555  $10,145  $ 9,925  $ 9,805
Lehman Brothers Municipal
   Bond Index                   $10,000   $10,123  $10,380   $10,506  $10,737  $10,909  $11,018  $11,002  $10,796  $10,792  $10,770
U.S. Consumer Price Index       $10,000   $10,919  $10,043   $10,999  $10,136  $10,174  $10,205  $10,310  $10,366  $10,440  $10,476

Chart assumes $10,000 invested on September 2, 1997. Fund performance includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other fund classes will vary due to different charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Total Returns
Through February 29, 2000                                Lifetime    One Year
--------------------------------------------------------------------------------
  Class A (Est. 9/2/97)
     Excluding Sales Charge                               +1.43%      -7.37%
     Including Sales Charge                               -0.08%     -10.84%
--------------------------------------------------------------------------------
  Class B (Est. 9/2/97)
     Excluding Sales Charge                               -0.15%      -8.06%
     Including Sales Charge                               -1.25%     -11.59%
--------------------------------------------------------------------------------
  Class C (Est. 9/2/97)
     Excluding Sales Charge                               -0.02%      -8.08%
     Including Sales Charge                               -0.02%      -8.96%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charge, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes during the period. Performance would have been lower if the expense limitation was not in effect.

Statements of Net Assets

DELAWARE TAX-FREE PENNSYLVANIA FUND
===================================

                                                         Principal      Market
February 29, 2000                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.98%
Continuing Care/Retirement Revenue Bonds - 0.76%
Montgomery County Higher Education
  and Health Authority Revenue
  (Foulkeways at Gwynedd Project)
  6.75% 11/15/30 ...................................   $ 1,000,000   $   935,160
Philadelphia Pennsylvania Authority for
  Industrial Development Revenue
  (Stapley Germantown Continuing Care
  Community) 6.60% 1/1/16 ..........................     5,250,000     4,838,505
                                                                     -----------
                                                                       5,773,665
                                                                     -----------
Higher Education Revenue Bonds - 12.26%
Allegheny County Higher Educational
  Building Authority Revenue
  (Robert Morris College)
  6.00% 5/1/28 (ACA - CBI) .........................     3,755,000     3,602,209
Dauphin County General Authority
  College Revenue (Holy Family College)
  7.50% 12/1/19 ....................................     3,025,000     3,088,344
Delaware County Authority College
  Revenue (Eastern College) Series B
  5.50% 10/1/19 ....................................     1,500,000     1,293,480
  5.50% 10/1/24 ....................................     2,850,000     2,401,353
Delaware County Authority University
  Revenue (Villanova University)
  5.80% 8/1/25 (AMBAC) .............................     7,000,000     6,782,720
Gettysburg Municipal Authority College
  Revenue (Gettysburg College) Series B
  4.75% 8/15/23 (AMBAC) ............................     2,100,000     1,712,067
Harvey's Lake General Authority College
  Revenue (College Misericordia)
  5.75% 5/1/14 (ACA) ...............................     1,000,000       963,360
  6.00% 5/1/19 (ACA) ...............................     2,640,000     2,552,326
Indiana County Industrial Development
  Authority Revenue (Indiana University
  Student Co-op Association Inc.)
  Series A 5.875% 11/1/24 (AMBAC) ..................     2,785,000     2,695,017
  Series A 5.875% 11/1/29 (AMBAC) ..................     1,000,000       961,290
Montgomery County Higher Education
  and Health Authority Revenue
  (Beaver College) 5.85% 4/1/21
  (Connie Lee) .....................................     5,465,000     5,367,340
Pennsylvania State Higher Educational
  Facilities Authority Revenue
  College Revenue
  (Allegheny College) Series B
  5.00% 11/1/26 (MBIA) .............................     3,000,000     2,539,740
  (Drexel University) 6.00% 5/1/29 .................     3,400,000     3,268,658
  (Elizabethtown College)
  6.50% 6/15/15 ....................................     6,700,000     6,845,792
  (Temple University) 5.75% 4/1/31 (MBIA) ..........     8,000,000     7,654,320

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
(University of Pennsylvania)
  4.75% 7/15/33 ....................................   $14,420,000   $11,337,579
  5.90% 9/1/15 .....................................     4,205,000     4,246,167
(Ursinus College)
  5.90% 1/1/27 .....................................     2,000,000     1,882,100
Pennsylvania State Higher Educational
  Facilities Authority Revenue State System
  Series M 5.75% 6/15/20 (AMBAC) ...................   17,730,000    17,252,708
Swarthmore Borough Authority
  (Swarthmore College)
  6.00% 9/15/12 ....................................    5,730,000     5,962,122
University Virgin Islands Series A
  6.00% 12/1/19 (ACA) ..............................      500,000       497,655
                                                                     -----------
                                                                      92,906,347
                                                                     -----------
Hospital Revenue Bonds - 18.44%
Allegheny County Pennsylvania Hospital
  Development Authority Revenue
  (Allegheny Valley Hospital)
  7.50% 8/1/13 .....................................       390,000       367,091
  7.75% 8/1/20 .....................................     2,840,000     2,589,086
Allegheny County Pennsylvania Hospital
  Development Authority Revenue
  Health Center (UPMC Health)
  Series B 6.00% 7/1/23 (MBIA) .....................     5,745,000     5,701,683
  Series B 6.00% 7/1/24 (MBIA) .....................     5,000,000     4,955,300
  Series B 6.00% 7/1/26 (MBIA) .....................     4,750,000     4,699,935
  Series B 6.00% 7/1/27 (MBIA) .....................     9,325,000     9,213,007
Allegheny County Pennsylvania Hospital
  Authority Revenue Health System
  Revenue (Catholic Health East)
  4.875% 11/15/26 (AMBAC) ..........................     8,500,000     6,845,390
Berks County Pennsylvania Municipal
  Authority Health Care Reading
  Hospital Pooled Financing Project
  5.00% 3/1/28 .....................................    20,000,000    16,003,000
Chester County Pennsylvania Health and
  Educational Facilities Authority Health
  System Revenue
  (Jefferson Health Systems)
  Series B 5.375% 5/15/27 ..........................    18,270,000    14,754,487
Delaware County Authority Revenue
  (Main Line & Haverford Nursing and
  Rehabilitation Center)
  9.00% 8/1/22 .....................................     1,950,000     2,075,853
Monroeville Pennsylvania Hospital
  Authority Revenue
  (Forbes Health System)
  6.25% 10/1/15 ....................................     3,500,000     3,228,260
  7.00% 10/1/13 ....................................     7,265,000     6,737,125

                                                         Principal      Market
Delaware Tax-Free Pennsylvania Fund                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Philadelphia Pennsylvania Hospital
  Higher Education Facilities Authority
  Hospital Revenue
  (Children's Hospital of Philadelphia)
  Series A 5.50% 2/15/22 ........................... $ 5,600,000    $  4,967,704
  (Children's Seashore House)
  Series A 7.00% 8/15/17 ...........................   3,100,000       3,162,496
  (Children's Seashore House)
  Series B 7.00% 8/15/22 ...........................   2,100,000       2,132,634
  (Jeanes Health System Project)
  6.85% 7/1/22 .....................................  18,020,000      16,611,557
  (Roxborough Memorial Hospital)
  7.25% 3/1/24 .....................................  12,015,000      10,643,127
Sayre Pennsylvania Health Care Facilities
  (Gutherie Health Care System)
  Series A 6.00% 3/1/21 (AMBAC) ....................   7,000,000       6,917,680
Sayre Pennsylvania Health Care Facilities
  (VHA of Pennsylvania, Inc)
  (Capital Asset Financing Program-Guthrie
  Medical Center)
  Series A 7.625% 12/1/15 (AMBAC) ..................   1,000,000       1,036,630
  Series B 7.625% 12/1/15 (AMBAC) ..................   2,490,000       2,581,209
Scranton-Lackawanna Health and Welfare
  Authority (Allied Services Rehabilitation
  Hospitals) 7.60% 7/15/20 .........................   5,640,000       5,851,726
Westmorland County Pennsylvania Industrial
  Development Authority Hospital Revenue
  (Citizen General Hospital)
  5.25% 7/1/15 .....................................  11,000,000       8,664,810
                                                                    ------------
                                                                     139,739,790
                                                                    ------------
Housing Revenue Bonds - 5.34%
Montgomery County Pennsylvania
  Redevelopment Authority Multi-Family
  Housing (KBF Associates Project)
  Series A 6.50% 7/1/25 ............................  20,810,000      20,656,838
  Series B 7.25% 7/1/25 ............................  14,890,000      14,894,318
Pennsylvania Housing Finance Agency
  Single Family Mortgage Series 57A
  6.15% 4/1/27 (AMT) (MBIA) ........................   5,000,000       4,915,600
                                                                    ------------
                                                                      40,466,756
                                                                    ------------
Industrial Development Revenue Bonds - 4.95%
Allegheny County Authority Industrial
  Development Environmental
  Improvement Revenue
  (USX Corp Project)
  5.50% 12/1/29 ....................................   3,825,000       3,147,516
  5.60% 9/1/30 .....................................  15,250,000      12,723,075

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Industrial Development Revenue Bonds (continued)
Pennsylvania Economic Development
   Financing Authority Solid Waste
   Disposal Revenue (USG Corp Project)
   6.00% 6/1/31 (AMT) ..............................  $24,200,000   $ 21,692,880
                                                                    ------------
                                                                      37,563,471
                                                                    ------------
Pollution Control Revenue Bonds - 12.48%
Beaver County Pennsylvania Industrial
  Development Authority Pollution
  Control Revenue
  (Cleveland Electric Illuminating Project)
  7.625% 5/1/25 ....................................   8,500,000       8,925,510
  Series A 7.75% 7/15/25 ...........................  10,000,000      10,583,600
  (Atlantic Richfield Company Project)
  5.95% 7/1/21 .....................................   5,100,000       4,840,104
Bucks County Pennsylvania Industrial
  Development Authority Environmental
  Improvement Revenue
  (USX Corp Project ) 5.60% 3/1/33 .................   7,000,000       5,798,449
Cambria County Pennsylvania Industrial
  Development Authority Pollution
  Control Revenue (Pennsylvania
  Electric Company Project)
  5.80% 11/1/20 (MBIA) .............................   4,500,000       4,378,230
  6.05% 11/1/25 (MBIA) .............................   9,700,000       9,525,497
Delaware County Pennsylvania Industrial
  Development Authority Pollution
  Control Revenue (Philadelphia Electric
  Company) Series A 5.20% 4/1/21 ...................  15,500,000      15,172,485
Lehigh County Pennsylvania Industrial
  Development Authority Pollution
  Control Revenue (Pennsylvania Power
  and Light Company Project)
  Series A 6.40% 11/1/21 (MBIA) ....................   7,000,000       7,180,180
  Series B 6.40% 9/1/29 (MBIA) .....................  15,000,000      15,262,350
Montgomery County Industrial Development
  Authority Pollution Control Revenue
  (Philadelphia Electric Company)
  Series A 5.20% 10/1/30 ...........................  11,500,000      11,338,655
Schuylkill County Pennsylvania Industrial
  Development Authority Resource
  Recovery Center
  (Schuylkill Energy Resource)
  6.50% 1/1/10 (AMT) ...............................   1,600,000       1,572,528
                                                                    ------------
                                                                      94,577,588
                                                                    ------------

                                                         Principal      Market
Delaware Tax-Free Pennsylvania Fund                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Port and Harbors Revenue Bonds - 1.29%
   Delaware River Port Authority
   5.70% 1/1/21 (FSA) .............................. $ 8,560,000     $ 8,375,532
Erie Western Pennsylvania Port
   Authority General Revenue
   6.25% 6/15/10 (AMT) .............................   1,365,000       1,377,203
                                                                     -----------
                                                                       9,752,735
                                                                     -----------
*Pre-Refunded/Escrowed to
 Maturity Bonds - 24.73%
 Abington School District
   6.00% 5/15/26-06 (FGIC) .........................   6,000,000       6,273,720
 Allegheny County Pennsylvania Hospital
   Development Authority Revenue
   (Health Facilities)
   6.00% 5/1/20-02 (MBIA) ..........................   1,500,000       1,538,580
 Allegheny County Pennsylvania
   Sanitation Authority Revenue
   Series 91C
   6.50% 12/1/16-01 (FGIC) .........................   4,500,000       4,637,520
 Cambria County Hospital Development
   Authority Health Care Revenue
   (Allegheny Luthern Social Ministries
   Project) 8.25% 6/15/17-02 .......................   3,250,000       3,487,218
 Delaware County Authority University
   Revenue (Haverford College)
   7.375% 11/15/20-00 (MBIA) .......................   3,275,000       3,412,812
   (Villanova University) 9.625% 8/1/02
   (Escrowed to Maturity) ..........................     285,000         301,755
 Delaware County Pennsylvania Authority
   (Mercy Health Corporation)
   6.00% 12/15/26 (Escrowed to Maturity) ...........   3,500,000       3,516,205
 Harrisburg Water Authority Revenue
   7.00% 7/15/15-01 (FGIC) .........................  12,000,000      12,384,360
 Pennsylvania Higher Education Facilities
   Authority College and University
   Revenue (Hahnemann University)
   6.90% 7/1/21-01 (MBIA) ..........................  13,000,000      13,633,100
 Pennsylvania Intergovernmental
   Cooperative Authority Special Tax
   Revenue (City of Philadelphia Funding
   Program) 6.80% 6/15/22-02 .......................   2,125,000       2,218,946
 Pennsylvania State Higher Educational
   Facilities Authority Revenue College
   Revenue (LaSalle University)
   9.50% 5/1/03 (Escrowed to Maturity) .............     300,000         320,190

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to
   Maturity Bonds (continued)
 Pennsylvania State Turnpike Commission
   Turnpike Revenue
   Series I 7.20% 12/1/17-01 (FGIC) ................ $ 8,915,000    $  9,455,338
   Series J 7.20% 12/1/17-01 (FGIC) ................   8,995,000       9,540,187
 Philadelphia Authority for Industrial
   Development Revenue (Cathedral
   Village) 7.25% 4/1/15-03 ........................   2,000,000       2,165,320
 Philadelphia Pennsylvania Authority For
   Industrial Development Industrial and
   Commercial Revenue (Girard Estates
   Facilities Leasing Project)
   5.00% 5/15/27 (Escrowed to Maturity) ............   7,500,000       6,517,725
 Philadelphia Pennsylvania Hospital
   Higher Education Facilities Authority
   Hospital Revenue (Presbyterian
   Medical Center) 6.65% 12/1/19
   (MBIA) (Escrowed to Maturity) ...................  13,000,000      14,239,030
 Philadelphia Regional Port Authority
   Lease Revenue
   7.15% 8/1/20-00 (MBIA) ..........................  16,315,000      16,517,795
 Philadelphia Water & Sewer Revenue
   7.00% 8/1/18-01 .................................  20,650,000      21,332,689
 Pittsburgh Water & Sewer Revenue
   7.25% 9/1/14 (FGIC)
   (Escrowed to Maturity) ..........................   9,000,000      10,224,720
 Pottsville Pennsylvania School District
   9.375% 5/1/06 (AMBAC)
   (Escrowed to Maturity) ..........................     900,000       1,040,175
 Puerto Rico (Commonwealth of)
   General Obligation
   6.00% 7/1/22-02 .................................   3,585,000       3,745,931
   7.25% 7/1/10-00 .................................   1,370,000       1,411,689
 Swarthmore Borough Authority
   (Swarthmore College)
   6.00% 9/15/12-00 ................................   1,270,000       1,329,690
   7.375% 9/15/20-00 ...............................  14,000,000      14,376,180
 University Area Joint Authority Water
   and Sewer Revenue
   7.10% 9/1/20-00 (MBIA) ..........................   6,000,000       6,147,480
 Washington County Authority Revenue
   (Shadyside Hospital) Series 85D
   7.45% 12/15/18-00 (AMBAC) .......................   7,500,000       7,792,500
 York County Hospital Revenue
   Authority (York Hospital)
   7.00% 7/1/21-01 (AMBAC) .........................   9,500,000       9,893,015
                                                                    ------------
                                                                     187,453,870
                                                                    ------------

                                                         Principal      Market
Delaware Tax-Free Pennsylvania Fund                      Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  School District General Obligation Bonds - 2.61%
  McGuffey Pennsylvania School District
    Series B 4.75% 8/1/28 (AMBAC) .................. $ 2,750,000     $ 2,201,375
  Norwin Pennsylvania School District
    6.00% 4/1/30 (FGIC) ............................   2,000,000       1,983,360
  Philadelphia Pennsylvania School District
    Series A 4.75% 4/1/27 (MBIA) ...................  19,450,000      15,632,549
                                                                     -----------
                                                                      19,817,284
                                                                     -----------
  Transportation Revenue Bonds - 2.24%
  Allegheny County Pennsylvania Airport
    Revenue (Pittsburgh International
    Airport) 5.75% 1/1/14 (AMT) (MBIA) .............   4,500,000       4,495,320
  Pennsylvania State Turnpike Commission
    Series L 6.25% 6/1/11 (AMBAC) ..................   9,000,000       9,331,380
    Series N 6.50% 12/1/13 .........................   3,000,000       3,113,700
                                                                     -----------
                                                                      16,940,400
                                                                     -----------
  Waste Disposal Revenue Bonds - 2.41%
  Borough of New Morgan Pennsylvania
    Guaranteed Revenue 8.00% 11/1/05 ...............   6,800,000       6,984,892
  Chester (City of) Pennsylvania Guaranteed
    Host Community Resource Recovery
    7.25% 12/1/05 ..................................   9,865,000      10,067,035
  Greater Lebanon Refuse Authority Solid
    Waste Revenue Refunding (Lancaster
    County) 7.00% 11/15/04 .........................   1,145,000       1,194,716
                                                                     -----------
                                                                      18,246,643
                                                                     -----------
  Water & Sewer Revenue Bonds - 2.39%
  Dauphin County Industrial Development
    Authority Water Development Revenue
    (Dauphin Consolidate Water Supply)
    Series B 6.70% 6/1/17 ..........................   1,750,000       1,851,220
  Delaware County Industrial Development
    Authority Water Revenue
    (Philadelphia Suburban Water Project)
    6.00% 6/1/29 (AMT) (FGIC) ......................   5,000,000       4,878,350
  Philadelphia Pennsylvania Water & Waste
    Water Revenue Series A
    5.125% 8/1/27 (AMBAC) ..........................  13,200,000      11,384,340
                                                                     -----------
                                                                      18,113,910
                                                                     -----------
  Other General Obligation Bonds - 2.97%
  Falls Township Pennsylvania
    General Obligation
    7.00% 12/15/10 (MBIA) ..........................   3,000,000       3,057,030
  Philadelphia Pennsylvania General
    Obligation 5.00% 5/15/25 (MBIA) ................   4,190,000       3,574,950

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Other General Obligation Bonds (contined)
  Puerto Rico (Commonwealth of) General
    Obligation 5.75% 7/1/17 ........................ $11,000,000    $ 10,868,440
  Washington County Pennsylvania
    Authority Revenue (Capital Funding
    Capital Projects and Equipment Program)
    6.15% 12/1/29 (AMBAC) ..........................   5,000,000       5,013,050
                                                                    ------------
                                                                      22,513,470
                                                                    ------------
  Other Revenue Bonds - 5.11%
  Dauphin County Pennsylvania General
    Authority Office and Parking Forum
    Series A 6.00% 1/15/25 .........................   3,750,000       3,282,938
  Dauphin County Pennsylvania General
    Authority Office and Parking/Riverfront
    Office Center Project Series A
    6.00% 1/1/25 ...................................   4,000,000       3,502,000
**First Albany Corporation Municipal
    Series, Inverse Floater
    6.22% 12/15/14 (AMBAC) .........................  31,000,000      27,955,800
  Harrisburg Pennsylvania Authority Office
    and Parking Revenue Series A
    6.00% 5/1/19 ...................................   3,000,000       2,712,090
 +Philadelphia Gas Works Revenue
    5.53% 1/1/12 (AMBAC) ...........................   2,500,000       1,283,050
                                                                  --------------
                                                                      38,735,878
                                                                  --------------
  Total Municipal Bonds
    (cost $755,962,527) ............................                 742,601,807
                                                                  --------------
  Total Market Value of Securities - 97.98%
    (cost $755,962,527) ............................                 742,601,807
  Receivables and Other Assets
    Net of Liabilities - 2.02% .....................                  15,343,480
                                                                  --------------
  Net Assets Applicable to 101,625,467
    Shares Outstanding - 100.00% ...................                $757,945,287
                                                                  ==============
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund A Class
    ($716,645,725 / 96,088,007 Shares) .............                       $7.46
                                                                           -----
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund B Class
    ($37,390,107 / 5,013,276 Shares) ...............                       $7.46
                                                                           -----
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund C Class
    ($3,909,455 / 524,184 Shares) ..................                       $7.46
                                                                           -----

Delaware Tax-free Pennsylvania Fund
--------------------------------------------------------------------------------

--------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect on February 29, 2000.
 +Zero coupon security. The interest rate shown is the effective yield at February 29, 2000.

  Summary of Abbreviations:
  ACA - Insured by American Capital Access
  AMBAC - Insured by AMBAC Indemnity Corporation
  AMT - Subject to Alternative Minimum Tax
  CBI - Certificate of Bond Insurance
  Connie Lee - Insured by College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
  FSA - Insured by Financial Security Assurance
  MBIA - Insured by the Municipal Bond Insurance Association

  Components of Net Assets at February 29, 2000:
  Capital shares (unlimited authorization-no par) .............    $798,991,134
  Accumulated net realized loss on investments ................     (27,685,127)
  Net unrealized depreciation of investments ..................     (13,360,720)
                                                                   ------------
  Total net assets ............................................    $757,945,287
                                                                   ============
  Net Asset Value and Offering Price per Share -
    Delaware Tax-Free Pennsylvania Fund
  Net asset value A Class (A) .................................           $7.46
  Sales charge (3.75% of offering price or 3.89% of
    amount invested per share) (B) ............................            0.29
                                                                          -----
  Offering price ..............................................           $7.75
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NEW JERSEY FUND
=================================

                                                         Principal      Market
February 29, 2000                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.32%
Airport Revenue Bonds - 6.08%
New Jersey Economic Development Authority
  Special Facilities Revenue
  (Continental Airlines Project)
  5.50% 4/1/28 (AMT) ...............................    $ 50,000        $ 39,190
  6.625% 9/15/12 (AMT) .............................     200,000         200,416
                                                                        --------
                                                                         239,606
                                                                        --------
Continuing Care/Retirement Revenue Bonds - 1.06%
New Jersey Economic Development Authority
  Revenue Refunding First Mortgage
  (The Evergreens) 6.00% 10/1/22 ...................      50,000          41,846
                                                                        --------
                                                                          41,846
                                                                        --------
Higher Education Revenue Bonds - 17.52%
New Jersey State Educational Facilities Authority
  Revenue
  (Bloomfield College)
  Series A 6.85% 7/1/30 ............................     300,000         303,036
  (Drew University) Series C
  5.00% 7/1/17 (MBIA) ..............................      65,000          58,290
  (Georgian Court College)
  Series B 5.20% 7/1/15 ............................     200,000         178,738
  (Montclair State University)
  Series F 5.40% 7/1/25 (AMBAC) ....................      30,000          27,365
  (Princeton Theological Seminary)
  Series A 5.00% 7/1/22 ............................      20,000          17,392
  (Richard Stockton College)
  Series C 5.10% 7/1/23 (AMBAC) ....................      70,000          61,240
  (University of Medicine and Dentistry)
  5.25% 12/1/21 (AMBAC) ............................      50,000          44,583
                                                                        --------
                                                                         690,644
                                                                        --------
Hospital Revenue Bonds - 8.71%
New Jersey Health Care Facilities Financing
  Authority
  (AHS Hospital) Series A 5.00% 7/1/27
  (AMBAC) ..........................................     150,000         126,494
  (Holy Name Hospital) 5.25% 7/1/20
  (AMBAC) ..........................................      50,000          44,975
  (JFK Medical Center/Hartwyck)
  5.00% 7/1/18 (MBIA) ..............................     100,000          87,671
  (Palisades Medical Center)
  5.25% 7/1/28 (ACA) ...............................     100,000          84,200
                                                                        --------
                                                                         343,340
                                                                        --------
Housing Revenue Bonds - 1.15%
New Jersey State Housing and Mortgage
  Finance Agency Series A 5.65% 5/1/40
  (AMT)(AMBAC) .....................................     50,000           45,466
                                                                        --------
                                                                          45,466
                                                                        --------

                                                         Principal      Market
Delaware Tax-Free New Jersey Fund                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Parking Revenue Bonds - 4.44%
Essex County New Jersey Improvement
  Authority Parking Facility Series B
  5.25% 10/1/27 (MBIA) .............................    $ 40,000        $ 35,502
  5.00% 10/1/22 (AMBAC) ............................      60,000          51,936
New Brunswick New Jersey Parking
  Authority Revenue 5.00% 1/1/20 (FGIC) ............     100,000          87,370
                                                                        --------
                                                                         174,808
                                                                        --------
Ports & Harbors Revenue Bonds - 3.13%
Delaware River and Bay Authority
  5.25% 1/1/26 (FGIC) ..............................      50,000          44,983
Port Authority of New York and New Jersey
  Consolidated 114th Series 4.75% 8/1/33 ...........     100,000          78,489
                                                                        --------
                                                                         123,472
                                                                        --------
School District General Obligation Bonds - 13.85%
Carteret New Jersey Board of Education
  4.75% 4/15/19 (MBIA) .............................     300,000         253,320
Freehold Township New Jersey Board of Education
  5.40% 7/15/23 (FSA) ..............................      50,000          46,728
Mount Olive Township New Jersey
  Board of Education 5.00% 1/15/19 (FGIC) ..........      25,000          22,120
Newark New Jersey Schools
  5.30% 9/1/15 (MBIA) ..............................      50,000          47,960
Sparta Township School District
  5.00% 9/1/20 (MBIA) ..............................     200,000         175,948
                                                                        --------
                                                                         546,076
                                                                        --------
Territorial General Obligation Bonds - 1.20%
Puerto Rico Commonwealth
  5.375% 7/1/21 (MBIA) .............................      50,000          47,065
                                                                        --------
                                                                          47,065
                                                                        --------
Territorial Revenue Bonds - 6.83%
Puerto Rico Commonwealth Highway &
  Transportation Authority (Highway
  Improvements) Series Y 5.50% 7/1/26 ..............     250,000         230,443
Puerto Rico Industrial Tourist Educational Medical
  and Envrionmental Control Facilities (Mennonite
  General Hospital) Series A 5.625% 7/1/27 .........      50,000          38,881
                                                                        --------
                                                                         269,324
                                                                        --------
Water & Sewer Revenue Bonds - 25.12%
Bayonne New Jersey Municipal Utlities Authority
  Water Systems 5.00% 1/1/28 (MBIA) ................      50,000          42,582
Essex County New Jersey Improvement Authority
  Revenue Utility System (East Orange Franchise)
  5.00% 7/1/28 (MBIA) ..............................     100,000          85,102
Jersey City New Jersey Municipal Utilities
  Authority Sewer Revenue 5.25% 12/1/13 (FSA) ......     100,000          97,320

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Mount Holly New Jersey Municipal Utilities
  Authority Sewer Revenue
  4.75% 12/1/18 (MBIA) .............................    $140,000      $  119,748
New Jersey Economic Development Water -
  United Water 5.00% 11/1/28 (AMT) (AMBAC) .........     300,000         249,231
New Jersey Environmental Infrastructure
  4.50% 9/1/18 .....................................     200,000         166,362
North Jersey District Water Supply
  Series A (Wanaque North Project)
  5.125% 11/15/21 (MBIA) ...........................     150,000         133,254
Stafford New Jersey Municipal Utilities
  Authority Water and Sewer Revenue
  5.00% 12/1/22 (FGIC) .............................      60,000          52,010
Wanaque Borough New Jersey Sewer Authority
  Sewer Revenue 5.25% 12/1/21 ......................      50,000          44,529
                                                                      ----------
                                                                         990,138
                                                                      ----------
Other General Obligation Bonds - 3.23%
Evesham Township New Jersey
  Series A 5.00% 9/15/17 (FGIC) ....................      50,000          44,771
Summit New Jersey 4.50% 11/1/18 ....................     100,000          82,407
                                                                      ----------
                                                                         127,178
                                                                      ----------
Other Revenue Bonds - 4.00%
Middlesex County New Jersey Improvement
  Authority Revenue 4.70% 9/15/18 ..................      85,000          72,569
Union County New Jersey Utilities Authority
  County Deficiency
  Series A2 5.00% 6/15/28 (AMT) ....................     100,000          85,135
                                                                      ----------
                                                                         157,704
                                                                      ----------
Total Municipal Bonds (cost $4,230,742)                                3,796,667
                                                                      ----------
Total Market Value of Securities - 96.32%
  (cost $4,230,742) ................................                   3,796,667
Receivables and Other Assets
  Net of Liabilities - 3.68% .......................                     145,189
                                                                      ----------
Net Assets Applicable to 778,618
  Shares Outstanding - 100.00% .....................                  $3,941,856
                                                                      ==========
Net Asset Value - Delaware Tax-Free New Jersey
  Fund A Class ($1,749,675 / 345,621 Shares) .......                       $5.06
                                                                           -----
Net Asset Value - Delaware Tax-Free New Jersey
  Fund B Class ($2,031,981 / 401,356 Shares) .......                       $5.06
                                                                           -----
Net Asset Value - Delaware Tax-Free New Jersey
  Fund C Class ($160,200 / 31,641 Shares) ..........                       $5.06
                                                                           -----

Delaware Tax-Free New Jersey Fund
--------------------------------------------------------------------------------

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 29, 2000:
Capital shares (unlimited authorization - no par) ................   $4,412,527
Accumulated net realized loss on investments .....................      (36,596)
Net unrealized depreciation of investments .......................     (434,075)
                                                                     ----------
Total net assets .................................................   $3,941,856
                                                                     ==========
Net Asset Value and Offering Price per Share -
  Delaware Tax-Free New Jersey Fund
Net asset value A Class (A) ......................................        $5.06
Sales charge (3.75% of offering price or 3.95% of
  amount invested per share) (B) .................................         0.20
                                                                          -----
Offering price ...................................................        $5.26
                                                                          =====
-------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE OHIO FUND
===========================

                                                         Principal      Market
February 29, 2000                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.16%
Airport Revenue Bonds - 13.35%
Cleveland Ohio Airport Special Revenue
  (Continental Airlines Project) (AMT)
  5.375% 9/15/27 ...................................    $130,000        $101,793
Toledo Lucas County Ohio Port Authority Airport
  Revenue Refunding Improvement Series 1
  5.50% 5/15/20 ....................................     175,000         149,571
                                                                        --------
                                                                         251,364
                                                                        --------
City General Obligation Bonds - 2.47%
Elyria Ohio General Obligations
  5.40% 12/1/22 (FGIC) .............................      50,000          46,474
                                                                        --------
                                                                          46,474
                                                                        --------
Convention Center/Stadium Revenue Bonds - 2.46%
Cleveland Ohio Cleveland Stadium Project
  5.25% 11/15/17 (AMBAC) ...........................      50,000          46,404
                                                                        --------
                                                                          46,404
                                                                        --------
Higher Education Revenue Bonds - 7.35%
Ohio State Higher Educational Facility Revenue
  (Case Western Reserve University)
  5.125% 10/1/17 ...................................      50,000          45,360
University of Akron Ohio
  5.25% 1/1/22 (AMBAC) .............................      50,000          45,073
University of Cincinnati Ohio
  Series T 5.00% 6/1/18 ............................      55,000          48,007
                                                                        --------
                                                                         138,440
                                                                        --------
Hospital Revenue Bonds - 2.44%
Lorain County Ohio Hospital Revenue
  Catholic Healthcare Partners
  5.50% 9/1/27 (MBIA) ..............................      50,000          45,900
                                                                        --------
                                                                          45,900
                                                                        --------
Housing Revenue Bonds - 5.02%
Franklin County Ohio Mortgage Revenue
  Briggs/Wedgewood 5.55% 11/20/17
  (AMT) (GNMA) .....................................      50,000          47,718
Ohio Housing Finance Agency Mortgage Revenue
  Residential Series C 5.75% 9/1/28
  (AMT) (GNMA) .....................................      50,000          46,818
                                                                        --------
                                                                          94,536
                                                                        --------
Pollution Control Revenue Bonds - 24.80%
Ohio State Air Quality Development Authority
  Dayton Power & Light
  6.40% 8/15/27 (MBIA) .............................     400,000         405,840
Ohio State Air Quality Development Authority
  JMG Funding Limited Partnership
  5.625% 10/1/22 (AMT) (AMBAC) .....................      65,000          61,087
                                                                        --------
                                                                         466,927
                                                                        --------

                                                         Principal      Market
Delaware Tax-Free Ohio Fund                              Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Power Authority Revenue Bonds - 1.36%
  Cleveland Ohio Public Power Systems
    Revenue 5.00% 11/15/24 (MBIA) ..................    $ 30,000     $   25,678
                                                                     ----------
                                                                         25,678
                                                                     ----------
 *Pre-Refunded Bonds - 4.12%
  Ohio State Turnpike Commission Turnpike
    Revenue 1996 Series A
    5.50% 2/15/26 - 06 (MBIA) ......................      75,000         77,515
                                                                     ----------
                                                                         77,515
                                                                     ----------
  Sales Tax Revenue Bonds - 1.35%
  Hamilton County Ohio (Football Project)
    Sales Tax 5.00% 12/1/27 (MBIA) .................      30,000         25,362
                                                                     ----------
                                                                         25,362
                                                                     ----------
  School District General Obligation Bonds - 5.73%
  Brecksville-Broadview Heights Ohio School
    District 5.25% 12/1/21 (FGIC) ..................      50,000         45,871
  Gahanna-Jefferson Ohio Public Schools
    4.75% 12/1/21 ..................................      75,000         62,103
                                                                     ----------
                                                                        107,974
                                                                     ----------
  Territorial Revenue Bonds - 6.38%
  Puerto Rico Industrial Tourist Educational
    Medical and Environmental Control
    Facilities (Mennonite General Hospital)
    Series A 5.625% 7/1/27 .........................      60,000         46,657
  Virgin Islands Public Finance Authority Revenue
    6.125% 10/1/29 (ACA) ...........................      75,000         73,541
                                                                     ----------
                                                                        120,198
                                                                     ----------
  Transportation Revenue Bonds - 7.98%
  Dayton Ohio Special Facilities Revenue
    (Emery Air Freight) 6.05% 10/1/09 ..............     150,000        150,207
                                                                     ----------
                                                                        150,207
                                                                     ----------
  Waste Disposal Revenue Bonds - 6.65%
  Ohio Solid Waste Disposal Revenue
    5.60% 8/1/32 (AMT) (USG) .......................     150,000        125,264
                                                                     ----------
                                                                        125,264
                                                                     ----------
  Other General Obligation Bonds - 4.70%
  Muskingham County Ohio
    5.25% 12/1/27 (MBIA) ...........................     100,000         88,565
                                                                     ----------
                                                                         88,565
                                                                     ----------
  Total Municipal Bonds
    (cost $1,952,587)                                                 1,810,808
                                                                     ----------

  Total Market Value of Securities - 96.16%
   (cost $1,952,587) .............................................   $1,810,808
  Receivables and Other Assets
   Net of Liabilities - 3.84% ....................................       72,282
                                                                     ----------
  Net assets applicable to 377,961
   Shares Outstanding - 100.00% ..................................   $1,883,090
                                                                     ==========
  Net Asset Value - Delaware Tax-Free Ohio Fund
   A Class ($1,558,961 / 312,901 shares) .........................        $4.98
                                                                          -----
  Net Asset Value - Delaware Tax-Free Ohio Fund
   B Class ($233,791 / 46,928 shares) ............................        $4.98
                                                                          -----
  Net Asset Value - Delaware Tax-Free Ohio Fund
   C Class ($90,338 / 18,132 shares) .............................        $4.98
                                                                          -----
---------------------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

  Summary of Abbreviations:
  ACA - Insured by American Capital Access
  AMT - Subject to Alternative Minimum Tax
  AMBAC - Insured by AMBAC Indemnity Corporation
  FGIC - Insured by the Financial Guaranty Insurance Company
  GNMA - Insured by the Government National Mortgage Association
  MBIA - Insured by the Municipal Bond Insurance Association
  USG - Insured by the USG Corporation

  Components of Net Assets at February 29, 2000:
  Capital shares (unlimited authorization-no par) ...............    $2,088,331
  Accumulated net realized loss on investments ..................       (63,462)
  Net unrealized depreciation of investments ....................      (141,779)
                                                                     ----------
  Total net assets ..............................................    $1,883,090
                                                                     ==========
  Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Ohio Fund
  Net asset value A Class .......................................         $4.98
  Sales charge (3.75% of offering price or 3.82% of
   amount invested per share) (B) ................................         0.19
                                                                          -----
  Offering price ................................................         $5.17
                                                                          =====
-------------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Assets and Liabilities

February 29, 2000                              Delaware Tax-Free New Jersey Fund
--------------------------------------------------------------------------------
Assets:
Investments at market ...........................................     $3,796,667
Cash ............................................................        405,442
Interest receivable .............................................         60,902
Other assets ....................................................         17,228
                                                                      ----------
Total assets ....................................................      4,280,239
                                                                      ----------
Liabilities:
Payable for securities purchased ................................        302,169
Liquidations payable ............................................         10,389
Dividends payable ...............................................          2,958
Other accounts payable and accrued expenses .....................         22,867
                                                                      ----------
Total liabilities ...............................................        338,383
                                                                      ----------

Total Net Assets ................................................     $3,941,856
                                                                      ----------
Investments at cost .............................................     $4,230,742
                                                                      ----------

                             See accompanying notes


February 29, 2000                                    Delaware Tax-Free Ohio Fund
--------------------------------------------------------------------------------
Assets:
Investments at market ...........................................     $1,810,808
Cash ............................................................         43,627
Interest receivable .............................................         26,191
Other assets ....................................................         18,157
                                                                      ----------
Total assets ....................................................      1,898,783
                                                                      ----------

Liabilities:
Dividends payable ...............................................          1,132
Other accounts payable and accrued expenses .....................         14,561
                                                                      ----------
Total liabilities ...............................................         15,693
                                                                      ----------

Total Net Assets ................................................     $1,883,090
                                                                      ==========
Investments at cost .............................................     $1,952,587
                                                                      ==========


                             See accompanying notes

Statements of Operations


                                                                       Delaware Tax-Free      Delaware Tax-Free     DelawareTax-Free
Year Ended February 29, 2000                                           Pennsylvania Fund       New Jersey Fund         Ohio Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................   $ 51,645,466             $ 211,317            $  97,622

Expenses:
Management fees ......................................................      4,512,746                22,125                9,840
Distribution expense .................................................      2,061,769                26,202                6,640
Dividend disbursing and transfer agent fees and expenses .............        637,812                 4,020                1,732
Accounting and administration ........................................        337,225                 1,608                  715
Reports and statements to shareholders ...............................        144,500                 1,991                1,500
Taxes (other than taxes on income) ...................................            180                    84                   72
Professional fees ....................................................         56,257                 7,200                7,800
Registration fees ....................................................          5,000                 1,110                2,389
Custodian fees .......................................................        221,161                 5,769                3,011
Trustees' fees .......................................................         19,332                   937                  901
Other ................................................................        125,527                 3,351                2,060
                                                                         -------------------------------------------------------
                                                                            8,121,509                74,397               36,660
Less expenses absorbed or waived .....................................             --               (32,627)             (23,294)
Less expenses paid indirectly ........................................       (203,624)               (5,460)              (2,237)
                                                                         -------------------------------------------------------
Total expenses .......................................................      7,917,885                36,310               11,129
                                                                         -------------------------------------------------------

Net Investment Income ................................................     43,727,581               175,007               86,493
                                                                         -------------------------------------------------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments .....................................    (20,524,031)              (36,596)             (62,953)
Net change in unrealized appreciation/depreciation of investments ....    (69,393,134)             (481,895)            (169,480)
                                                                         -------------------------------------------------------

Net Realized and Unrealized Loss on Investments ......................    (89,917,165)             (518,491)            (232,433)
                                                                         -------------------------------------------------------

Net Decrease in Net Assets Resulting from Operations .................   $(46,189,584)            $(343,484)           $(145,940)
                                                                         =======================================================

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                Delaware Tax-Free            Delaware Tax-Free
                                                                                Pennsylvania Fund              New Jersey Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended                     Year Ended
                                                                          2/29/00           2/28/99         2/29/00         2/28/99
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................................   $ 43,727,581      $ 45,875,352      $  175,007      $  93,879
Net realized gain (loss) on investments ...........................    (20,524,031)       (1,073,741)        (36,596)            --
Net change in unrealized appreciation/depreciation
  of investments ..................................................    (69,393,134)       (2,219,826)       (481,895)        13,876
                                                                      -------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations .................................................    (46,189,584)       42,581,785        (343,484)       107,755
                                                                      -------------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
  A Class .........................................................    (41,724,653)      (44,094,893)        (89,272)       (64,796)
  B Class .........................................................     (1,824,404)       (1,652,189)        (79,304)       (27,121)
  C Class .........................................................       (178,524)         (128,270)         (6,431)        (1,962)
Net realized gain on investments:
  A Class .........................................................             --       (10,135,844)             --         (5,549)
  B Class .........................................................             --          (457,794)             --         (2,531)
  C Class .........................................................             --           (37,685)             --            (44)
                                                                      -------------------------------------------------------------
                                                                       (43,727,581)      (56,506,675)       (175,007)      (102,003)
                                                                      -------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................................     23,862,911        30,667,419         335,525        921,669
  B Class .........................................................      5,605,238         8,898,276       1,309,229      1,787,503
  C Class .........................................................      1,249,953         1,652,106          83,583        170,610

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:

  A Class .........................................................     24,002,904        32,513,835          72,704         64,130
  B Class .........................................................      1,052,295         1,335,707          60,517         20,735
  C Class .........................................................        134,166           131,038           3,871          1,277
                                                                      -------------------------------------------------------------
                                                                        55,907,467        75,198,381       1,865,429      2,965,924
                                                                      -------------------------------------------------------------
Cost of shares repurchased:
  A Class .........................................................   (117,904,345)      (95,535,313)       (467,080)       (81,332)
  B Class .........................................................     (7,834,490)       (4,269,130)       (763,068)      (274,769)
  C Class .........................................................     (1,003,067)         (336,053)        (77,836)            (3)
                                                                      -------------------------------------------------------------
                                                                      (126,741,902)     (100,140,496)     (1,307,984)      (356,104)
                                                                      -------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions ..............................................    (70,834,435)      (24,942,115)        557,445      2,609,820
                                                                      -------------------------------------------------------------
Net Increase (Decrease) in Net Assets .............................   (160,751,600)      (38,867,005)         38,954      2,615,572
Net Assets:
Beginning of year .................................................    918,696,887       957,563,892       3,902,902      1,287,330
                                                                      -------------------------------------------------------------
End of year .......................................................   $757,945,287      $918,696,887      $3,941,856     $3,902,902
                                                                      =============================================================

                                                                          Delaware Tax-Free
                                                                              Ohio Fund
-----------------------------------------------------------------------------------------------
                                                                              Year Ended
                                                                         2/29/00       2/28/99
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................................   $   86,493     $   64,513
Net realized gain (loss) on investments ...........................      (62,953)        15,175
Net change in unrealized appreciation/depreciation
  of investments ..................................................     (169,480)        (9,770)
                                                                      -------------------------
Net increase (decrease) in net assets resulting
  from operations .................................................     (145,940)        69,918
                                                                      -------------------------
Distributions to Shareholders from:
Net investment income:
  A Class .........................................................      (74,362)       (61,390)
  B Class .........................................................       (9,020)        (2,654)
  C Class .........................................................       (3,111)          (469)
Net realized gain on investments:
  A Class .........................................................           --        (20,891)
  B Class .........................................................           --             --
  C Class .........................................................           --           (249)
                                                                      -------------------------
                                                                         (86,493)       (85,653)
                                                                      -------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................................      377,929        173,857
  B Class .........................................................      174,296        310,000
  C Class .........................................................      131,943         15,000

Net asset value of shares issued upon reinvestment of
  distributions from net investment income and net realized
  gain on investments:
  A Class .........................................................       59,163         76,004
  B Class .........................................................        9,050            480
  C Class .........................................................        3,284            708
                                                                      -------------------------
                                                                         755,665        576,049
                                                                      -------------------------
Cost of shares repurchased:
  A Class .........................................................     (106,696)       (11,116)
  B Class .........................................................           --       (233,046)
  C Class .........................................................      (51,000)            --
                                                                      -------------------------
                                                                        (157,696)      (244,162)
                                                                      -------------------------
Increase (decrease) in net assets derived from capital
  share transactions ..............................................      597,969        331,887
                                                                      -------------------------
Net Increase (Decrease) in Net Assets .............................      365,536        316,152
Net Assets:
Beginning of year .................................................    1,517,554      1,201,402
                                                                      -------------------------
End of year .......................................................   $1,883,090     $1,517,554
                                                                      =========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Pennsylvania Fund A Class
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/29/00     2/28/99      2/28/98     2/28/97      2/29/96

Net asset value, beginning of period ......................    $8.290      $8.420       $8.240      $8.460       $8.180

Income (loss) from investment operations:

  Net investment income ...................................     0.410       0.415        0.430       0.456        0.476
  Net realized and unrealized gain (loss) on investments ..    (0.830)     (0.034)       0.193      (0.105)       0.330
                                                            ------------------------------------------------------------
  Total from investment operations ........................    (0.420)      0.381        0.623       0.351        0.806
                                                            ------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.410)     (0.415)      (0.430)     (0.456)      (0.476)
  Distributions from net realized gain on investments .....      none      (0.096)      (0.013)     (0.115)      (0.050)
                                                            ------------------------------------------------------------
  Total dividends and distributions .......................    (0.410)     (0.511)      (0.443)     (0.571)      (0.526)
                                                            ------------------------------------------------------------

Net asset value, end of period ............................    $7.460      $8.290       $8.420      $8.240       $8.460
                                                            ============================================================
Total return(1) ...........................................    (5.18%)      4.64%        7.78%       4.35%       10.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $716,646    $871,740     $917,364    $954,258   $1,002,888
  Ratio of expenses to average net assets .................     0.92%       0.95%        0.94%       0.91%        0.90%
  Ratio of net investment income to average net assets ....     5.21%       4.96%        5.20%       5.52%        5.67%
  Portfolio turnover ......................................       38%         41%          32%         27%          25%

                                                                   Delaware Tax-Free Pennsylvania Fund B Class
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/29/00     2/28/99      2/28/98     2/28/97      2/29/96

Net asset value, beginning of period ......................    $8.290      $8.420       $8.240      $8.460       $8.180

Income (loss) from investment operations:

  Net investment income ...................................     0.347       0.348        0.370       0.390        0.408
  Net realized and unrealized gain (loss) on investments ..    (0.830)     (0.034)       0.193      (0.105)       0.330
                                                            ------------------------------------------------------------
  Total from investment operations ........................    (0.483)      0.314        0.563       0.285        0.738
                                                            ------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.347)     (0.348)      (0.370)     (0.390)      (0.408)
  Distributions from net realized gain on investments            none      (0.096)      (0.013)     (0.115)      (0.050)
                                                            ------------------------------------------------------------
  Total dividends and distributions .......................    (0.347)     (0.444)      (0.383)     (0.505)      (0.458)
                                                            ------------------------------------------------------------

Net asset value, end of period ............................    $7.460      $8.290       $8.420      $8.240       $8.460
                                                            ============================================================
Total return(1) ...........................................    (5.94%)      3.81%        6.92%       3.52%        9.19%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $37,390     $42,994      $37,631     $31,644      $20,861
  Ratio of expenses to average net assets .................     1.72%       1.75%        1.74%       1.71%        1.71%
  Ratio of net investment income to average net assets ....     4.41%       4.16%        4.40%       4.72%        4.86%
  Portfolio turnover ......................................       38%         41%          32%         27%          25%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Pennsylvania Fund C Class
------------------------------------------------------------------------------------------------------------------------
                                                                                                                Period
                                                                                                              11/29/95(1)
                                                                               Year Ended                         to
                                                              2/29/00     2/28/99      2/28/98     2/28/97      2/29/96

Net asset value, beginning of period ......................    $8.290      $8.420       $8.240      $8.460       $8.510

Income (loss) from investment operations:

  Net investment income ...................................     0.347       0.355        0.364       0.390        0.102
  Net realized and unrealized gain (loss) on investments ..    (0.830)     (0.034)       0.193      (0.105)        none
                                                            ------------------------------------------------------------
  Total from investment operations ........................    (0.483)      0.321        0.557       0.285        0.102
                                                            ------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.347)     (0.355)      (0.364)     (0.390)      (0.102)
  Distributions from net realized gain on investments .....      none      (0.096)      (0.013)     (0.115)      (0.050)
                                                            ------------------------------------------------------------
  Total dividends and distributions .......................    (0.347)     (0.451)      (0.377)     (0.505)      (0.152)
                                                            ------------------------------------------------------------

Net asset value, end of period ............................    $7.460      $8.290       $8.420      $8.240       $8.460
                                                            ============================================================
Total return(2) ...........................................    (5.94%)      3.81%        6.92%       3.52%        1.19%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $3,909      $3,963       $2,569      $1,181         $123
  Ratio of expenses to average net assets .................     1.72%       1.75%        1.74%       1.71%        1.71%
  Ratio of net investment income to average net assets ....     4.41%       4.16%        4.40%       4.72%        4.86%
  Portfolio turnover ......................................       38%         41%          32%         27%          25%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Tax-Free         Delaware Tax-Free       Delaware Tax-Free
                                                                  New Jersey Fund           New Jersey Fund         New Jersey Fund
                                                                      A Class                    B Class               C Class(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Period                     Period
                                                                               9/2/97(1)                  9/2/97(1)
                                                                Year Ended       to        Year Ended       to        Year Ended
                                                             2/29/00  2/28/99  2/28/98  2/29/00  2/28/99  2/28/98  2/29/00  2/28/99

Net asset value, beginning of period ......................   $5.750   $5.700   $5.500   $5.750   $5.700   $5.500   $5.750   $5.700

Income (loss) from investment operations:

  Net investment income ...................................    0.255    0.256    0.115    0.214    0.213    0.069    0.214    0.213
  Net realized and unrealized gain (loss)
    on investments ........................................   (0.690)   0.075    0.200   (0.690)   0.075    0.200   (0.690)   0.075
                                                            ------------------------------------------------------------------------
  Total from investment operations ........................   (0.435)   0.331    0.315   (0.476)   0.288    0.269   (0.476)   0.288
                                                            ------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................   (0.255)  (0.256)  (0.115)  (0.214)  (0.213)  (0.069)  (0.214)  (0.213)
  Distributions from net realized gain on investments .....     none   (0.025)    none     none   (0.025)    none     none   (0.025)
                                                            ------------------------------------------------------------------------
  Total dividends and distributions .......................   (0.255)  (0.281)  (0.115)  (0.214)  (0.238)  (0.069)  (0.214)  (0.238)
                                                            ------------------------------------------------------------------------

Net asset value, end of period ............................   $5.060   $5.750   $5.700   $5.060   $5.750   $5.700   $5.060   $5.750
                                                            ========================================================================

Total return(2) ...........................................   (7.68%)   5.93%    5.77%   (8.38%)   5.14%    4.90%   (8.37%)   5.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $1,750   $2,052   $1,141   $2,032   $1,680     $146     $160     $171
  Ratio of expenses to average net assets(4)...............    0.50%    0.50%    0.88%    1.25%    1.25%    1.56%    1.25%    1.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......    1.45%    1.75%    1.93%    2.20%    2.50%    2.61%    2.20%    2.50%
  Ratio of net investment income to average
    net assets ............................................    4.74%    4.42%    4.23%    3.99%    3.67%    3.63%    3.99%    3.67%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..............................    3.79%    3.17%    3.18%    3.04%    2.42%    2.58%    3.04%    2.42%
  Portfolio turnover ......................................      14%       0%      47%      14%       0%      47%      14%       0%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Shares of the New Jersey Fund C Class were initially offered on September 2, 1997. On October 20, 1997, the C Class sold shares which were subsequently repurchased, leaving a balance of 1 share, representing the initial seed purchase, as of February 28, 1998. Financial highlights for the period ended February 28, 1998 are not presented because the data is not believed to be meaningful.
(4) Ratios for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 0.64%, 1.39% and 1.39% for A Class, B Class and C Class, respectively.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Tax-Free         Delaware Tax-Free   Delaware Tax-Free
                                                                     Ohio Fund                  Ohio Fund         Ohio Fund
                                                                      A Class                    B Class(3)        C Class(3)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Period
                                                                                 9/2/97(1)
                                                                 Year Ended         to         Year Ended         Year Ended
                                                              2/29/00   2/28/99   2/28/98   2/29/00   2/28/99  2/29/00    2/28/99

Net asset value, beginning of period ......................    $5.650    $5.730    $5.500    $5.650    $5.690   $5.650     $5.690

Income (loss) from investment operations:

  Net investment income ...................................     0.262     0.272     0.120     0.222     0.231    0.221      0.231
  Net realized and unrealized gain (loss) on investments ..    (0.670)    0.013     0.230    (0.670)    0.053   (0.670)     0.053
                                                             --------------------------------------------------------------------
  Total from investment operations ........................    (0.408)    0.285     0.350    (0.448)    0.284   (0.449)     0.284
                                                             --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.262)   (0.272)   (0.120)   (0.222)   (0.231)  (0.221)    (0.231)
  Distributions from net realized gain on investments .....      none    (0.093)     none      none    (0.093)    none     (0.093)
                                                             --------------------------------------------------------------------
  Total dividends and distributions .......................    (0.262)   (0.365)   (0.120)   (0.222)   (0.324)  (0.221)    (0.324)
                                                             --------------------------------------------------------------------

Net asset value, end of period ............................    $4.980    $5.650    $5.730    $4.980    $5.650   $4.980     $5.650
                                                             ====================================================================

Total return(2) ...........................................    (7.37%)    5.12%     6.41%    (8.06%)    4.37%   (8.08%)     4.37%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $1,559    $1,422    $1,201      $234       $80      $90        $16
  Ratio of expenses to average net assets(4) ..............     0.50%     0.50%     0.88%     1.25%     1.25%    1.25%      1.25%
  Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.93%     1.86%     1.93%     2.68%     2.61%    2.68%      2.61%
  Ratio of net investment income to average
    net assets ............................................     4.95%     4.75%     4.38%     4.20%     4.00%    4.20%      4.00%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..............................     3.52%     3.39%     3.33%     2.77%     2.64%    2.77%      2.64%
  Portfolio turnover ......................................       42%       45%       66%       42%       45%      42%        45%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Shares of the Ohio Fund B and C Classes were initially offered on September 2, 1997. For the period September 2, 1997 through February 28, 1998, there was no shareholder activity besides the initial seed purchase of 1 share. Financial highlights for this period are not presented because the data is not believed to be meaningful.
(4) Ratios for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 0.63%, 1.38% and 1.38% for A Class, B Class and C Class, respectively. See accompanying notes

                             See accompanying notes

Notes to Financial Statements

February 29, 2000
--------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust (the "Trust") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Pennsylvania trust and offers three series: the Delaware Tax-Free Pennsylvania Fund, the Delaware Tax-Free New Jersey Fund, and the Delaware Tax-Free Ohio Fund (each referred to as a "Fund" or collectively as the "Funds"). The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Delaware Tax-Free Pennsylvania Fund seeks as high a level of current interest income exempt from federal income tax and Pennsylvania State income tax as is consistent with preservation of principal. The Delaware Tax-Free New Jersey Fund seeks as high a level of current interest income exempt from federal income tax and New Jersey state income tax as is consistent with preservation of principal. The Delaware Tax-Free Ohio Fund seeks as high a level of current interest income exempt from federal income tax and Ohio state income tax as is consistent with preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Trust:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends from net investment income daily and pays such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Trust are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended February 29, 2000 are as follows:

                                              Delaware     Delaware    Delaware
                                              Tax-Free     Tax-Free    Tax-Free
                                            Pennsylvania  New Jersey     Ohio
                                                Fund         Fund        Fund
                                            ------------  ----------   ---------
"Soft Dollar" Expenses ................        $19,463        $ 93        $ 41
Earnings Credits ......................        184,161       5,367       2,196

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Funds, an annual fee, based on its net assets. The management fee rates changed effective April 1, 1999.

Following are the new management fees as a percentage of average daily net assets:

                                              Delaware     Delaware    Delaware
                                              Tax-Free     Tax-Free    Tax-Free
                                            Pennsylvania  New Jersey     Ohio
                                                Fund         Fund        Fund
                                            ------------  ----------   ---------
On the first $500 million .............         0.55%        0.55%       0.55%
On the next $500 million ..............         0.50%        0.50%       0.50%
On the next $1.5 billion ..............         0.45%        0.45%       0.45%
In excess of $2.5 billion .............         0.425%       0.425%      0.425%

Prior to April 1, 1999, Delaware Tax-Free Pennsylvania Fund paid DMC an annual fee at the rate of 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less all amounts paid to the trustees, and the Delaware Tax-Free New Jersey Fund and the Delaware Tax-Free Ohio Fund paid at the rate of 0.55% on the first $500 million of average daily net assets, 0.525% on the next $500 million and 0.50% on the average daily net assets over $1 billion.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)
DMC has elected to waive its fees and reimburse the Delaware Tax-Free New Jersey Fund and the Delaware Tax-Free Ohio Fund to the extent that annual operating expenses exclusive of distribution expenses exceed 0.25% of average daily net assets through April 30, 2000.

The Trust has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On February 29, 2000, the Funds had liabilities payable to affiliates as follows:

                                              Delaware     Delaware    Delaware
                                              Tax-Free     Tax-Free    Tax-Free
                                            Pennsylvania  New Jersey     Ohio
                                                Fund         Fund        Fund
                                            ------------  ----------   ---------
Investment management fee
  payable to DMC ......................       $23,417          --           --
Dividend disbursing, transfer
  agent and accounting
  services and other
  expenses payable to DSC .............        47,389        $573         $224
Other expenses payable
  to DMC and affiliates ...............        24,312         337          277

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Delaware Tax-Free Pennsylvania Fund and 0.25% of the average daily net assets of the Delaware Tax-Free New Jersey Fund and the Delaware Tax-Free Ohio Fund A Classes and 1.00% of the average daily net assets of the B and C Class for all three Funds.

For the year ended February 29, 2000, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                              Delaware     Delaware    Delaware
                                              Tax-Free     Tax-Free    Tax-Free
                                            Pennsylvania  New Jersey     Ohio
                                                Fund         Fund        Fund
                                            ------------  ----------   ---------
                                               $73,810       $308        $146

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Trust. These officers, trustees and employees are paid no compensation by the Trust. 3. Investments During the year ended February 29, 2000, each Fund had purchases and sales of investment securities other than temporary cash investments as follows:

                                              Delaware     Delaware    Delaware
                                              Tax-Free     Tax-Free    Tax-Free
                                            Pennsylvania  New Jersey     Ohio
                                                Fund         Fund        Fund
                                            ------------  ----------   ---------
Purchases .............................     $314,228,440  $1,099,522  $1,302,217
Sales. ................................      385,533,961     546,941     723,717


3. Investments (continued)

At February 29, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

                                             Delaware     Delaware    Delaware
                                             Tax-Free     Tax-Free    Tax-Free
                                           Pennsylvania  New Jersey     Ohio
                                               Fund         Fund        Fund
                                           ------------  ----------   ---------
Cost of investments ...................    $760,658,337  $4,230,742  $1,952,867
                                           ============  ==========  ==========
Aggregate unrealized
  appreciation ........................     $16,691,615      $3,036      $1,121
Aggregate unrealized
  depreciation ........................     (34,748,145)   (437,111)   (143,180)
                                           ------------  ----------  ----------
Net unrealized appreciation
  (depreciation) ......................    $(18,056,530)  $(434,075) $(142,059)
                                           ============  ==========  ==========

For federal income tax purposes, the Funds had the following capital loss carryforwards at February 29, 2000, which may be carried forward and applied against future capital gains. The capital loss carryforwards expire in 2008.

Delaware Tax-Free Pennsylvania Fund $15,601,441
Delaware Tax-Free New Jersey Fund $30,262
Delaware Tax-Free Ohio Fund $19,082

4. Capital Shares
Transactions in capital shares were as follows:

                                                       Delaware Tax-Free
                                                       Pennsylvania Fund
                                                    -----------------------
                                                         Year Ended
                                                   2/29/00           2/28/99
Shares sold:
  A Class .................................       3,061,342         3,665,847
  B Class .................................         707,397         1,063,689
  C Class .................................         156,389           197,267

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .................................       3,059,519         3,887,283
  B Class .................................         134,274           159,712
  C Class .................................          17,135            15,678
                                                -----------       -----------
                                                  7,136,056         8,989,476
                                                -----------       -----------

Shares repurchased:
  A Class .................................     (15,128,940)      (11,413,196)
  B Class .................................      (1,011,697)         (509,600)
  C Class .................................        (127,172)          (40,253)
                                                -----------       -----------
                                                (16,267,809)      (11,963,049)
                                                -----------       -----------
  Net decrease ............................      (9,131,753)       (2,973,573)
                                                ===========       ===========

--------------------------------------------------------------------------------
4. Capital Shares (continued)
Transactions in capital shares were as follows:

                                                      Delaware Tax-Free
                                                       New Jersey Fund
                                                   -----------------------
                                                          Year Ended
                                                 2/29/00               2/28/99
Shares sold:
  A Class .................................       63,332               159,315
  B Class .................................      243,724               310,636
  C Class .................................       15,199                29,510

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .................................       13,639                11,163
  B Class .................................       11,394                 3,597
  C Class .................................          731                   221
                                                 -------               -------
                                                 348,019               514,442
                                                 -------               -------

Shares repurchased:
  A Class .................................       (87,904)            (14,068)
  B Class .................................      (145,718)            (47,921)
  C Class .................................       (14,021)               --
                                                 --------            --------
                                                 (247,643)            (61,989)
                                                 --------            --------
Net increase ..............................       100,376             452,453
                                                 ========            ========

                                                      Delaware Tax-Free
                                                          Ohio Fund
                                                   -----------------------
                                                          Year Ended

                                                 2/29/00               2/28/99
Shares sold:
  A Class .................................       71,029                30,632
  B Class .................................       30,958                54,573
  C Class .................................       23,810                 2,636

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .................................       11,177                13,367
  B Class .................................        1,733                    85
  C Class .................................          620                   125
                                                 -------               -------
                                                 139,327               101,418
                                                 -------               -------

Shares repurchased:
  A Class .................................      (21,015)               (1,925)
  B Class .................................         --                 (40,422)
  C Class .................................       (9,060)                 --
                                                --------              --------
                                                 (30,075)              (42,347)
                                                --------              --------
Net increase ..............................      109,252                59,071
                                                ========              ========


5. Lines of Credit
Effective October 8, 1999, the Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Tax-Free Pennsylvania, New Jersey, and Ohio Funds had committed lines of credit of $29,100,000, $100,000 and $100,000, respectively. The Funds had no amounts outstanding at February 29, 2000 or at any time during the fiscal year.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended February 29, 2000, each Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                                                        (A)            (B)
                                                     Long-Term       Ordinary
                                                   Capital Gains      Income
                                                   Distributions   Distributions
    Fund                                             (Tax Basis)   (Tax Basis)
    ----                                             -----------   -----------
Delaware Tax-Free Pennsylvania Fund .............        0%             0%
Delaware Tax-Free New Jersey Fund ...............        0%             0%
Delaware Tax-Free Ohio Fund .....................        0%             0%

                                                         (C)            (D)
                                                     Tax-Exempt       Total
                                                      Interest    Distributions
   Fund                                              (Tax Basis)   (Tax Basis)
    ----                                             -----------   -----------
Delaware Tax-Free Pennsylvania Fund .............        100%           100%
Delaware Tax-Free New Jersey Fund ...............        100%           100%
Delaware Tax-Free Ohio Fund .....................        100%           100%
----------
*Items (A), (B) and (C) are based on a percentage of the fund's total distributions.

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust

We have audited the accompanying statements of net assets of Delaware Group State Tax-Free Income Trust (the "Trust") (comprised of Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio
Fund) and the statements of assets and liabilities of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Ohio Fund as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Delaware Group State Tax-Free Income Trust at February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP
                                                --------------------------
                                                    Ernst & Young LLP
Philadelphia, Pennsylvania
April 3, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                  International and Global           Tax-Exempt Income
   o Technology and                   o Emerging Markets Fund            o National High-Yield
     Innovation Fund                  o New Pacific Fund                   Municipal Bond Fund
   o Select Growth Fund               o Overseas Equity Fund             o Tax-Free USA Fund
   o Trend Fund                       o International Equity Fund        o Tax-Free Insured Fund
   o Growth Opportunities             o Global Equity Fund               o Tax-Free USA
     Fund*                            o Global Bond Fund                   Intermediate Fund
   o Small Cap Value Fund                                                o State Tax-Free Funds**
   o U.S. Growth Fund              Current Income
   o Tax-Efficient Equity Fund        o Delchester Fund               Stability of Principal
   o Social Awareness Fund            o High-Yield                       o Cash Reserve
                                        Opportunities Fund               o Tax-Free Money Fund
Total Return                          o Strategic Income Fund
   o Blue Chip Fund                   o Corporate Bond Fund           Asset Allocation
   o Devon Fund                       o Extended Duration                o Foundation Funds
   o Growth and Income Fund             Bond Fund                          Growth Portfolio
   o Decatur Equity                   o American Government                Balanced Portfolio
     Income Fund                        Bond Fund                          Income Portfolio
   o REIT Fund                        o U.S. Government
   o Balanced Fund                      Securities Fund
                                      o Limited-Term
                                        Government Fund

 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                                 For Shareholders
INVESTMENTS                                  1.800.523.1918
-----------
Philadelphia o London                        For Securities Dealers
                                             1.800.362.7500

                                             For Financial Institutions
                                             Representatives Only
                                             1.800.659.2265

                                             www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund, and Delaware Tax-Free Ohio Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free New Jersey Fund, and Delaware Tax-Free Ohio Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Charles E. Peck                              Investment Manager
                                                  Retired                                      Delaware Management Company
Wayne A. Stork                                    Fredericksburg, VA                           Philadelphia, PA
Chairman
Delaware Investments Family of Funds              Janet L. Yeomans                             International Affiliate
Philadelphia, PA                                  Vice President and Treasurer                 Delaware International Advisers Ltd.
                                                  3M Corporation                               London, England
Walter P. Babich                                  St. Paul, MN
Board Chairman                                                                                 National Distributor
Citadel Constructors, Inc.                        AFFILIATED OFFICERS                          Delaware Distributors, L.P.
King of Prussia, PA                                                                            Philadelphia, PA
                                                  Charles E. Haldeman, Jr.
David K. Downes                                   President and Chief Executive Officer        Shareholder Servicing, Dividend
President and Chief Executive Officer             Delaware Management Holdings, Inc.           Disbursing and Transfer Agent
Delaware Investments Family of Funds              Philadelphia, PA                             Delaware Service Company, Inc.
Philadelphia, PA                                                                               Philadelphia, PA
                                                  Richard J. Flannery
John H. Durham                                    Executive Vice President                     1818 Market Street
Private Investor                                  and General Counsel                          Philadelphia, PA 19103-3682
Horsham, PA                                       Delaware Investments
                                                  Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates            Bruce D. Barton
New York, NY                                      President and Chief Executive Officer
                                                  Delaware Distributors, L.P.
Ann R. Leven                                      Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(2947)                                                        Printed in the USA
AR-007 [2/00] PPL 4/00                                                   (J5756)